UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PUSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2014

Diamondhead Casino Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17529	59-2935476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1013 Princess Street Alexandria, Virginia		22314
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (703) 683-6800

1301 Seminole Boulevard, Suite 142, Largo, Florida 33770
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a- 12 under the Securities Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
o Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01        Entry into a Material Definitive Agreement

See Section 2.03 below which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to a Private Placement Memorandum dated February 14, 2014, Diamondhead Casino Corporation (the “Company”) offered up to $3,000,000 of Collateralized Convertible Senior Debentures (collectively, the “Debentures”) to accredited or institutional investors. The Offering was conducted contingent on the deposit into Escrow of the purchase price for all of the Debentures offered in the principal amount of $3,000,000.  The Debentures were offered in three tranches as follows:

Tranche 1:   The Company offered $1,000,000 of First Tranche Collateralized Convertible Senior Debentures in the aggregate principal amount of $1,000,000 (the “First Tranche Debentures”), subject to certain conditions. The First Tranche Debentures are convertible, at a Conversion Price of $.30 per share (the “First Tranche Debenture Conversion Price”), into an aggregate of 3,333,333 shares of Common Stock of the Company, par value $0.001 per share (“Common Stock”). The minimum principal amount of First Tranche Debentures that could be purchased was $50,000.

A First Closing could occur and the First Tranche Debentures would be issued when and if subscriptions in the principal amount of $3,000,000 for all Debentures offered had been received in Escrow and accepted by the Company (the “First Closing”). On March 31, 2014, subscriptions in the amount of $3,000,000 were received in Escrow and accepted by the Company. Thus, the First Closing occurred on that date.  The Escrow Agent released $1,000,000 to the Company and the Company issued First Tranche Debentures in the aggregate principle amount of $1,000,000. The First Tranche Debentures will bear interest at 4% per annum after 180 days and will be secured by a lien on the Company’s Mississippi property.

The First Tranche Debentures will be converted to 3,333,333 shares of Common Stock when and if: 1) the Second Closing Obligations (as defined below) have been met; and 2) the average closing price of the Common Stock on the principal trading market for the Company’s Common Stock is 150% or more of the First Tranche Debenture Conversion Price for the thirty consecutive business days immediately prior to such conversion date. The First Tranche Debentures will be converted into Common Stock without any required action on the part of the Debenture Holders and the lien securing the First Tranche Debentures will be released upon conversion.

The “Second Closing Obligations” are as follows:

1.
The Company has filed its Annual Reports on Form 10-K for the periods ended December 31, 2011 and 2012, and any other Annual Report on Form 10-K that would have been required to have been filed as of the date of the Second Closing;

2.
The Company has filed its Quarterly Reports on Form 10-Q for the periods ended September 30, 2011, March 31, 2012, June 30, 2012, September 30, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, and any other Quarterly Report on Form 10-Q that would have been required to have been filed as of the date of the Second Closing;

3.	The Company and its subsidiaries have filed their federal and state tax returns for the years ended 2011 and 2012;

4.
The Company has held an Annual Meeting of Stockholders in accordance with applicable state and Federal law, at which the stockholders of the Company approved an increase in the number of authorized shares of Common Stock of the Company from fifty million to one hundred million, or the Company has otherwise obtained such approval by written consent of its stockholders pursuant to Section 228 of the Delaware General Corporation Law;

5.
The Company is otherwise able to issue and deliver fully paid and non-assessable shares of Common Stock to the investors of this Offering in accordance with the terms of the Private Placement Memorandum;

6.	The Company has obtained an updated property survey and preliminary engineering estimates for the construction of a casino/hotel on the Property;

7.	The Company has obtained a site location engineering study identifying viable locations(s) for the placement of the proposed casino/hotel on the Property; and

8.	The Company has obtained preliminary architectural estimates for the construction of the casino/hotel on the Property.

Tranche 2:  The Company offered $1,000,000 of Second Tranche Collateralized Convertible Senior Debentures in the aggregate principal amount of $1,000,000 (the “Second Tranche Debentures”), subject to certain conditions. The Second Tranche Debentures are convertible, at a Conversion Price of $.45 per share, into an aggregate of 2,222,222 shares of Common Stock, on certain terms and conditions. The minimum principal amount of Second Tranche Debentures that could be purchased was $50,000.

At the Second Closing (as defined below), the gross proceeds from the sale of the Second Tranche Debentures in the principal amount of $1,000,000, will be released from Escrow to the Company. The Second Tranche Debentures will bear interest at 4% per annum after 180 days and will be secured by a lien on the Company's Mississippi property.

The Second Tranche Debentures will be converted to 2,222,222 shares of Common Stock when and if: 1) the Third Closing Obligations (as defined below) have been met; and 2) the average closing price of the Common Stock on the principal trading market for the Company’s Common Stock is 150% or more of the Second Tranche Debenture Conversion Price for the thirty consecutive business days immediately prior to such conversion date. The Second Tranche Debentures will be converted into Common Stock without any required action on the part of the Debenture Holders and the lien securing the Second Tranche Debentures will be released upon conversion.

The gross proceeds received for the Second Tranche Debentures are being held in Escrow and will not be released unless and until the Second Closing Obligations have been met and a certification to that effect has been forwarded to the Placement Agent and each of the Investors (the “Second Closing”). If the Second Closing Obligations are not met, there will be no Second Closing or Third Closing (as defined below) and the $2,000,000 in Escrow relating to the Second Tranche Debentures and the Third Tranche Debentures (as defined below) will be returned to the Investors without deduction or interest. There can be no assurance that the Company will satisfy the Second Closing Obligations.

The “Third Closing Obligations” are as follows:

1.	The Second Closing Obligations have been met;

2.	The Company issued the Second Tranche Debentures; and

3.	The Company has filed an application for gaming site approval with the Mississippi Gaming Commission pursuant to Rule 1.4 of the Mississippi Gaming Regulations (2013 edition) (the “Application”).

Tranche 3:   The Company offered $1,000,000 of Third Tranche Collateralized Convertible Senior Debentures in the aggregate principal amount of $1,000,000 (the “Third Tranche Debentures”), subject to certain conditions. The Third Tranche Debentures are convertible, at a Conversion Price of $0.55 per share, into an aggregate of 1,818,182 shares of Common Stock, or convertible, at a Conversion Price of $0.75 per share, into an aggregate of 1,333,333 shares of Common Stock, subject to certain terms and conditions. The Conversion Price will depend upon a combined appraised value of an independent third party appraisal firm of (1) the Company’s casino project (including the value of that land upon which it is expected to be located) and (2) the undeveloped remaining Property (collectively, the “Valuation”). If the Valuation is $175 million or more, then the Conversion Price for the Third Tranche Debentures shall be $0.75 per share. If the Valuation is less than $175 million, than the Conversion Price for the Third Tranche Debentures shall be $0.55 per share. The minimum principal amount of Third Tranche Debentures that could be purchased was $50,000.

At the Third Closing, the gross proceeds from the sale of the Third Tranche Debentures in the principal amount of $1,000,000, will be released from Escrow to the Company. The Third Tranche Debentures will bear interest at 4% per annum after 180 days and will be secured by a lien on the Company's Mississippi property.

The Third Tranche Debentures will be converted to shares of Common Stock when and if the average closing price of the Common Stock on the principal trading market for the Company’s Common Stock is 150% or more of the applicable Third Tranche Debenture Conversion Price, based upon the Valuation, for the thirty consecutive business days immediately prior to such conversion date. The Third Tranche Debentures will be converted into Common Stock without any required action on the part of the Debenture Holders and the lien securing the Third Tranche Debentures will be released upon conversion.

The gross proceeds received for the Third Tranche Debentures are being held in Escrow and will not be released unless and until the Third Closing Obligations have been met and a certification to that effect has been forwarded to the Placement Agent and each of the Investors (the “Third Closing”). If the Third Closing Obligations are not met, there will be no Third Closing and the $1,000,000 in Escrow relating to the Third Tranche Debentures will be returned to the Investors without deduction or interest. There can be no assurance that the Company will satisfy the Third Closing Obligations.

Maximum Offering
In the event all of the terms and conditions for issuance of all of the Debentures have been met and in the event that all of the Debentures are eventually converted to Common Stock at the Conversion Prices in the Debentures, the Company will have issued a minimum of 6,888,888 shares of Common Stock upon conversion of all of the Debentures or a maximum of 7,373,737 shares of Common Stock upon conversion of all of the Debentures, depending on the Valuation required for the Third Tranche Debentures. The proceeds to the Company from the sale of the Debentures will be $3,000,000, before deduction of commissions and expenses.

Escrow Agent
The proceeds from this offering were placed in an escrow account at Continental Stock Transfer & Trust Company, which is serving as the Escrow Agent.

The First Closing occurred on March 31, 2014. At the Second Closing, when and if it occurs, the Escrow Agent will release to the Company $1,000,000 held in Escrow from the sale of the Second Tranche Debentures. In the event the Second Closing has not occurred on or before December 31, 2014, the Escrow

Agent will return all subscriptions then held in Escrow ($2,000,000) to the Investors, without interest or deduction of any sort.

At the Third Closing, when and if it occurs, the Escrow Agent will release to the Company the $1,000,000 held in Escrow from the sale of the Third Tranche Debentures. In the event the Second Closing has occurred, but the Third Closing has not occurred on or before December 31, 2014, the Escrow Agent will return all subscriptions then held in Escrow ($1,000,000) to the Investors, without interest or deduction of any sort.

Maturity Date and Interest Rate of Debentures
The maturity date of the Debentures shall be six years from the issue date of each of the Debentures. The Debentures may not be prepaid without the written consent of the Holder, which consent may be withheld for any reason or no reason whatsoever. The maturity date may be extended upon the written consent of the Holder, which consent may be withheld for any reason or no reason whatsoever.

Any interest due on the Debentures shall be computer based on a 365 day year and, at the option of the Company, be payable in cash or in Common Stock on March 1 of each year. If paid in Common Stock, the number of shares of Common Stock payable shall be computed by dividing the interest due by the average closing price of the Common Stock for the thirty consecutive business days immediately prior to the payment date.

Collateral for Debentures
The payment obligations under the Debentures will be secured by a lien on the Company’s Mississippi property (the “Investors Lien”). The Investors Lien will be pari passu with a lien to be placed on the Property in favor of Ms. Vitale, the President of the Company, Gregory Harrison, the Vice President of the Company, and certain directors of the Company, for past due wages, compensation, and expenses owed to them in the maximum aggregate amount of $2,000,000 (the “Executives Lien”). Ms. Vitale will serve as Lien Agent for the Executives Lien.

Anti-Dilution Provision
The conversion rights on each Debenture carry an Anti-Dilution Provision. If the Company issues any shares of Common Stock or other securities after March 31, 2014 at a price per security that is less than the conversion price of a Debenture, then the Debenture shall have a new conversion price equal to the price per security that is less than the Conversion Price of the Debenture. The foregoing provision shall not apply to the following:

1)	The issuance of any of the other Debentures or the issuance of shares of Common Stock upon conversion of any of the Debentures;

2)
The issuance of any shares of Common Stock if such issuance relates to an agreement, arrangement or grant to issue shares of Common Stock made by the Company prior to March 31, 2014, including but not limited to, for example, previously issued convertible promissory notes, previously issued warrants, previously issued options to purchase Common Stock, or common stock vested or to be issued pursuant to a pre-existing Employee Stock Ownership Plan.

The Anti-Dilution Provisions with respect to a Debenture terminates the earlier of (a) the date (if ever) the Company receives an “Approval to Proceed” from the Mississippi Gaming Commission to develop a casino/hotel on the Property, (b) the date on which the Debenture is converted in full, (c) the date on which the Debenture is paid in full, or (d) the Final Maturity Date of the Debenture (as defined in the Debenture).

Piggyback Registration Rights
The Investors received “piggyback” registration rights with respect to the common stock underlying the Debentures, on all registrations of equity securities of the Company under the Securities Act of 1933 for sale to the public.

Commissions and Expenses of the Offering
No commission or other remuneration was paid to any officer or director of the Company in connection with any sale of the debentures. Henley & Company LLC (“Henley”) served as the exclusive Placement Agent for the offering of the Debentures. For their services as Placement Agent, Henley will be paid a commission of 6% of the gross proceeds to the Company from the sale of the Debentures. The commissions due will be paid when, as, and if proceeds of the Offering are released to the Company out of the Escrow. Henley is also entitled to reimbursement of expenses up to a maximum of $55,000 upon the First Closing and up to $10,000 for each of the Second Closing and the Third Closing (if any), up to an aggregate of $75,000. In addition, Henley will also receive warrants to purchase up to 75,000 shares of Common Stock of the Company, exercisable as follows: 25,000 shares at $0.30 per share; 25,000 shares at $0.45 per share; and 25,000 shares at $0.55 or $0.75 per share (depending on the Valuation and the Conversion Price of the Third Tranche Debentures). Henley will be entitled to exercise its warrants to purchase (a) 25,000 shares of Common Stock at $.30 per share upon the First Closing, (b) 25,000 shares of Common Stock at $0.45 per share upon the Second Closing (if any) and (c) 25,000 shares of Common Stock at $0.55 or $0.75 per share (depending on the Valuation) upon the Third Closing (if any).

Following the First Closing, Henley received commissions of $60,000 and reimbursement for legal fees and expenses of $55,000.

The Investors in the offering of the Debentures were “accredited investors” as defined in Rule 501 of Regulation D promulgated under Securities Act of 1933, as amended (the “Securities Act”). The offering was made in reliance on the exemption from registration afforded under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act.

The description of the Debentures described in this Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the forms of Debentures filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2014, Deborah A. Vitale resigned as Chairman of the Board of Directors of the Company. Ms. Vitale remains a Director of the Company and its President, Chief Executive Officer, Treasurer and Acting Secretary.  Effective March 31, 2014, Ms. Vitale resigned as President and Chief Executive Officer of Casino World, Inc., a wholly-owned subsidiary of the Company and proposed developer of the Diamondhead casino site (“Casino World”). Ms. Vitale remains a Director, Chairman of the Board, Treasurer and Secretary of Casino World.

Effective March 31, 2014, as a result of the First Closing, Edson R. Arneault was appointed a Director and Chairman of the Board of Directors of the Company.  Effective March 31, 2014, Mr. Arneault was appointed a Director and President and Chief Executive Officer of Casino World. Mr. Arneault purchased $50,000 of First Tranche Debentures at the First Closing and has committed to purchase $50,000 each of Second Tranche Debentures and Third Tranche Debentures upon the Second Closing and Third Closing, respectively, if any.

From 1992 through 2008, Mr. Arneault served as Chairman, President and Chief Executive Officer of MTR Gaming Group (NASDAQ: MNTG), a publicly-traded company. Mr. Arneault has significant experience in the gaming industry and, though not currently licensed, has previously held gaming licenses in Pennsylvania, West Virginia, Ohio, and Nevada. Since 2009, Mr. Arneault has served as President of New ERA Consulting, which provides marketing, government relations, capital formation, financing, and human resources consulting services to various companies. Since 2009, Mr. Arneault has also served as a principle and co-CEO of Braneault Enterprises, LLC, which advises political, commercial and entrepreneurial enterprises in all facets of marketing management. Since 2001, Mr. Arneault has served as a co-host of “Black and Gold Sunday,” a sports program on KDKA radio. Since 1981, Mr. Arneault has served as President of Century Energy Management Co., Inc. and its predecessors, an oil and gas operating company founded in 1980, which has drilled and operated numerous gas wells.

Mr. Arneault is also a member of the American Institute of Certified Public Accountants and was previously licensed as a CPA in Michigan, Ohio, and Louisiana. Mr. Arneault has worked as a tax partner with Seidman and Seidman (BDO Seidman) and as a tax consultant for Arthur Andersen & Company. Mr. Arneault was a Distinguished Military Graduate and served as a Captain in the United States Air Force from 1969 to 1972 and on active duty in the Middle East, Africa and Asia.

Mr. Arneault will receive a salary of $300,000 per annum for services rendered as President and Chief Executive Officer of Casino World. Actual payment of all or a portion of Mr. Arneault’s salary will depend upon the financial status of the Company and receipt of additional financing.  In the event the Company does not have sufficient funds to pay Mr. Arneault, it is expected that his salary will be accrued.

As of the date of this Current Report on Form 8-K, there are five Directors of the Company, as follows:

1)   Edson R. Arneault
2)   Deborah A. Vitale
3)   Gregory Harrison
4)   Benjamin Harrell
5)   Martin Blount

Item 7.01                      Regulation FD Disclosure

The Private Placement Memorandum dated February 14, 2014, attached as Exhibit 99.2, is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information reported under this Item 7.01 of Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                      Other Events

On April 2, 2014, the Company issued a press release announcing the offering of the Debentures, the First Closing and the appointment of Mr. Arneault. A copy of the press release is annexed to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d)   Exhibits

4.1           Form of First Tranche Collateralized Convertible Senior Debenture
4.2           Form of Second Tranche Collateralized Convertible Senior Debenture
4.3           Form of Third Tranche Collateralized Convertible Senior Debenture
10.1         Form of Subscription Agreement
99.1         Diamondhead Casino Corporation Press Release dated April 2, 2014
99.2         Private Placement Memorandum Dated February 14, 2014

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements.  Such risks include, but are not limited to, the risks and uncertainties outlined in the Private Placement Memorandum furnished under Item 7.01 of this Current Report on Form 8-K. All forward-looking statements and other information in this Current Report on Form 8-K are based upon information available as of the date of this Report. Such information may change or become invalid after the date of this Current Report, and, by making these forward-looking statements, the Company undertakes no obligation to update these statements after the date of this Current Report, except as required by law.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD CASINO CORPORATION

By: /s/ Deborah A. Vitale
Deborah A. Vitale
President and Chief Executive Officer

Dated:  April 4, 2014